SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report: November 3, 2016
Date of earliest event reported: November 3, 2016

BakerCorp International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7800 N. Dallas Parkway Suite 500 Plano, Texas 75024 (Address of Principal Executive Offices, including Zip Code) (888) 882-4895 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 3, 2016, BakerCorp International, Inc. (the “Company”) entered into the Third Amendment to Credit and Guaranty Agreement (the “Third Amendment”), among the Company, BakerCorp International Holdings, Inc. (“Holdings”), BC International Holdings C.V. (the “European Borrower”), the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent and as collateral agent) and the lenders party thereto, to the Credit and Guaranty Agreement, dated June 1, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”), among the Company, Holdings, the European Borrower, the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent, collateral agent, issuing lender and swingline lender), the lenders party thereto and the other parties thereto.  A copy of the Third Amendment is filed as Exhibit 10.1 and incorporated by reference herein.

Pursuant to the Third Amendment, among other things, (i) the revolving loan maturity date was extended from February 7, 2018 to November 7, 2019 (provided that such maturity date will be accelerated to January 30, 2019 unless the Company’s senior notes are repaid in full or extended or refinanced on or prior to January 30, 2019) and (ii) the amount of revolving loan commitments was decreased from $45,000,000 to $40,000,000.

Certain of the agents and lenders providing funding or other services under the Credit Agreement, as well as certain of their affiliates, have, from time to time, provided investment banking and financial advisory services to the Company and/or its affiliates for which they have received customary fees and commissions. Such agents and lenders may provide these services from time to time in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Exhibit Description
10.1
Third Amendment to Credit and Guaranty Agreement among the Company, Holdings, the European Borrower, the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent and as collateral agent) and the lenders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERCORP INTERNATIONAL, INC.

Dated: November 3, 2016	By:	/s/ Amy M. Paul
Name: Amy M. Paul
Title: Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Third Amendment to Credit and Guaranty Agreement among the Company, Holdings, the European Borrower, the subsidiary guarantors party thereto, Deutsche Bank AG New York Branch (as administrative agent and as collateral agent) and the lenders party thereto.